SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ---------------------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 26, 2001
                                 Date of Report
                            (Earliest Reported Event)

                           HI-TECH PHARMACAL CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-20424


          Delaware                                        11-2638720
-------------------------------               ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or jurisdiction)


369 Bayview Avenue
Amityville, NY                                               11701
----------------------                                     ----------
(Address of principal                                      (Zip Code)
executive offices)

                                 (631) 789-8228
               ---------------------------------------------------
               Registrant's telephone number, including area code:



         (Former names or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On or about October 26, 2001, the Registrant mailed its Annual Report for the fiscal year ended April 30, 2001 to stockholders together with its Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The four graphs on the inside front cover of the Annual Report (Total Assets, Stockholders' Equity, Long-Term Debt and Sales) incorrectly indicated that the dollars referred to in the graphs were in millions instead of thousands.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HI-TECH PHARMACAL CO., INC.


                                     By: /s/David S. Seltzer
                                         -------------------------------------
Dated:  November 7, 2001                 David S. Seltzer
                                         President and Chief Executive Officer